UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2018

BARRETT BUSINESS SERVICES, INC.

(Exact name of registrant as specified in charter)

Maryland	0-21886	52-0812977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8100 N.E. Parkway Drive, Suite 200 Vancouver, Washington	98662
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (360) 828-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Barrett Business Services, Inc. (the "Company"), held its annual meeting of stockholders on May 30, 2018 (the "Annual Meeting"). At the Annual Meeting, the Company's stockholders approved an amendment to the Company's Amended and Restated Charter, as amended (the "Charter") that gives the Company's stockholders the power to amend or repeal the Company's Bylaws (the "Bylaws") or adopt new Bylaws. The amendment was previously declared advisable by the Board of Directors of the Company (the "Board") and, following stockholder approval, became effective upon filing Articles of Amendment to the Charter with the State Department of Assessments & Taxation of Maryland on May 31, 2018 (the "Articles of Amendment").

Following stockholder approval of the amendment to the Charter, on May 30, 2018, the Board adopted a corresponding amendment to the Bylaws (the "Bylaw Amendment") under which the Company's stockholders similarly have the power to amend or repeal the Bylaws or adopt new Bylaws. The Board continues to have the authority to amend the Bylaws by the affirmative vote of a majority of the entire Board.

The foregoing summary of amendments to the Charter and Bylaws is not intended to be complete and is qualified in its entirety by reference to (i) the full text of the Articles of Amendment, a copy of which is filed as Exhibit 3.1 to this report and is incorporated herein by reference, and (ii) the full text of the Bylaw Amendment, a copy of which is filed as Exhibit 3.2 to this report and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) As described in Item 5.03, above, the Annual Meeting was held on May 30, 2018.

(b) The matters considered and voted on by the Company's stockholders at the Annual Meeting and the voting results were as follows:

Proposal 1. Seven directors were elected, each for a one-year term, by the votes indicated.

Nominee	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
Thomas J. Carley	5,552,150	76,978	1,768	938,819
Thomas B. Cusick	5,598,355	30,773	1,768	938,819
Michael L. Elich	5,583,532	45,604	1,760	938,819
James B. Hicks, Ph.D.	5,554,464	65,754	10,678	938,819
Jon L. Justesen	5,304,415	324,592	1,889	938,819
Anthony Meeker	5,545,869	82,024	3,003	938,819
Vincent P. Price	5,583,493	44,935	2,468	938,819

Proposal 2. Approval of an amendment to the Company's Charter to permit stockholders to amend the Company's Bylaws.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
5,626,044	2,769	2,083	938,819

Proposal 3. Approval, by non-binding vote, of the compensation paid to the Company's named executive officers.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
5,377,534	174,361	79,001	938,819

Proposal 4. Ratification of the selection of Deloitte and Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2018.

Shares Voted For	Shares Voted Against	Abstentions
6,557,634	6,961	5,120

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits. The following exhibits are filed with this report.

3.1	Articles of Amendment to Amended and Restated Charter of Barrett Business Services, Inc., filed May 31, 2018.

3.2	Amendment to Bylaws of Barrett Business Services, Inc., effective May 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARRETT BUSINESS SERVICES, INC.

Dated: June 5, 2018	By:	/s/ Gary E. Kramer
Gary E. Kramer Vice President-Finance, Treasurer and Secretary